ARGYLE SECURITY
ACQUISITION CORPORATION

Rodman & Renshaw
Serving Growth Sectors For Over 50 Years

I-Bankers
SECURITIES
INCORPORATED

INVESTOR
PRESENTATION

May 2007

Safe Harbor Statement

The attached presentation was filed with the Securities and Exchange Commission as part of the Form 8-K filed by Argyle Security Acquisition Corporation (“Argyle”) on May 2, 2007.  Argyle is holding presentations for its stockholders regarding its purchase of ISI Detention Contracting Group, Inc. (“ISI”), as described in an earlier Form 8-K filed by Argyle which describes the acquisition in more detail.

Rodman & Renshaw LLC (“Rodman”), the managing underwriter of Argyle’s initial public offering (“IPO”)
consummated in January 2006, is assisting Argyle in its efforts and will receive approximately $1.4 million, the deferred portion of its underwriting discount from the IPO, upon consummation of the acquisition of ISI.
Argyle and its directors and executive officers and Rodman may be deemed to be participants in the solicitation of proxies for the special meeting of Argyle’s stockholders to be held to approve this transaction.  Each of Argyle’s officers and directors are also stockholders of Argyle and have waived their rights to any liquidation distribution Argyle makes with respect to shares they acquired before the IPO.
Therefore, their securities will be worthless if Argyle does not acquire a target business within two years of the IPO date, as required by its Certificate of Incorporation.  Interested persons can also read Argyle’s registration statement on Form S-4, as amended, and definitive proxy statement, when available, as well as Argyle’s final IPO prospectus, dated January 24, 2006, as well as periodic reports Argyle filed with the
SEC, for more information about Argyle, its officers and directors, and their individual and group security ownership in Argyle, and interests in the successful consummation of the acquisition of ISI.

Argyle’s stockholders and other interested persons are advised to read Argyle’s registration statement on
Form S-4, as amended, and definitive proxy statement, when available, in connection with Argyle’s solicitation of proxies for the special meeting to approve the acquisition because these documents will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on this transaction.  Stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus, other documents relating to the acquisition of ISI and periodic reports filed with the Securities and Exchange Commission, without charge, by visiting the Securities and Exchange Commission’s Internet site at (http://www.sec.gov).

Safe Harbor Statement

Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995, as amended. When used in this press
release, words such as "will," "believe," "expect," "anticipate,"
"encouraged" and similar expressions, as they relate to the
company or its management, as well as assumptions made by
and information currently available to the company's
management identify forward-looking statements. Additional
information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission.
We do not assume any obligation to update the forward-looking information.

Safe Harbor Statement

This presentation contains disclosure of EBITDA and backlog (including “Total
Backlog”) for certain periods, which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and
Exchange Commission. As used in this presentation, adjusted EBITDA reflects the removal from the calculation of EBITDA of certain expenses that Argyle Security and ISI agreed should not reduce EBITDA. The companies do not expect these expenses to continue after the closing of the merger. Management believes that adjusted EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. Management believes that the backlog, or unearned revenues on projects that have been booked, is an appropriate measure of evaluating operating performance, because it reflects future potential revenues. Adjusted EBITDA or backlog may not be comparable to similarly titled measures reported by other companies. Neither EBITDA nor backlog is a recognized term under U.S. GAAP, and EBITDA and backlog should be considered in addition to, and not as substitutes for, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles. Neither adjusted
EBITDA nor backlog is a completely representative measure of either the historical performance or, necessarily, the future potential of ISI.

History of Argyle &
ISI Acquisition

June 2005: Forms a Special Purpose Acquisition Corporation
(“SPAC”) to acquire businesses in the security sector

January 2006:  Raises $30.6 million

December 2006:  Agrees to acquire ISI Security Group (“ISI”), a total solutions provider in the U.S. physical security industry

May 2007:  Expects the SEC to conclude its review of the proxy statement with Argyle stockholder vote to follow

$18.2 million cash

$8.8 million Argyle stock*

$11.7 million borrowings**

*Based on 1,180,000 common shares of Argyle’s common stock, using the April 16, 2007 closing price of $7.46.

**Assumption of $6M in long-term debt and approximately $5.7 million of debt outstanding under ISI’s revolving line of credit, as of April 16, 2007.

ISI Security Group Acquisition:
Meets Our Objectives

Acquire a well established security industry company that meets
Argyle acquisition criteria:

Founded in San Antonio, TX in 1976, ISI is the privately-held parent company for three security services / solutions providers:

Obtain a highly experienced security industry management team:

ISI’s senior management team has approximately 120 years of combined experience in the physical security industry

Make acquisition at attractive purchase price:

Transaction Value of $38.7 million*, or 7.7 X 2006 Adjusted EBITDA**, represents discount to market multiples and discounted cash flow value

*Calculated using April 16, 2007 market values of Argyle’s common stock.

**As used in this presentation, adjusted EBITDA reflects the removal from the calculation of EBITDA of certain expenses totaling
$900,000 that Argyle Security and ISI agreed should not reduce EBITDA.

ISI-Detention

MCS-Detention

MCS-Commercial

ARGYLE SECURITY
ACQUISITION CORPORATION

$40.2
$39.2
$57.8
$30.0
$57.6
$83.6
$3.6
$2.8
$5.0
Revenues
Total Backlog*
Adjusted EBITDA**
Year Ended 12/31/04
Year Ended 12/31/05
Year Ended 12/31/06

ISI Highlights:
Strong Financial Trends

*Total backlog includes intercompany amounts.  Amounts were as follows for each of the following years:  2004 ($4,166,421);
2005 ($12,190,414); 2006 ($17,316,943).

**EBITDA and backlog (including intercompany amounts)  reflect non-GAAP financial measures within the meaning of Regulation
G promulgated by the Securities and Exchange Commission. As used in this presentation, adjusted EBITDA reflects the removal from the calculation of EBITDA of certain expenses totaling $900,000 that Argyle Security and ISI agreed should not reduce
EBITDA. The companies do not expect these expenses to continue after the closing of the merger. ISI had income/(loss) before tax for the twelve month periods ended December 31, 2006, 2005 and 2004 of ($695,587), ($1,709,318) and ($2,940,642),
respectively.

ARGYLE SECURITY
ACQUISITION CORPORATION

$13.4
$18.9
$50.9
$103.1
$1.0
$1.6
Revenues
Total Backlog*
Adjusted EBITDA**
3/31/06
3/31/07

ISI Q1 ’07 Update:
Strong Financial Trends

*Total backlog includes inter-company amounts.  Amounts were as follows for each of the following years:  3/31/06 ($9,914,789);
3/31/07 ($19,242,534).

**EBITDA and backlog (including inter-company amounts)  reflect non-GAAP financial measures within the meaning of
Regulation G promulgated by the Securities and Exchange Commission. As used in this presentation, adjusted EBITDA reflects the removal from the calculation of EBITDA of certain expenses totaling $224,000 for 2006 and $118,000 for 2007 that Argyle
Security and ISI agreed should not reduce EBITDA. The companies do not expect these expenses to continue after the closing of the merger. ISI had income/(loss) for the three month periods ended March 31, 2007 and 2006 of $185,903 and ($390,334), respectively.

ISI Acquisition:
Attractively Priced

$38.7 million purchase price

Received fairness opinion from Giuliani Capital Advisors (“GCA”)

GCA’s fairness opinion had average value indication of $76.6 million

ISI price is approximately 50% lower than average value indication from GCA

7.7 X

0.7 X

ISI

10.2 X

13.1 X

1.0 X

1.2 X

Aggregate Median

10.3 X

12.9 X

1.3 X

1.5 X

Aggregate Mean

2007

2006

2007

2006

EV/EBITDA

EV/SALES

GIULIANI CAPITAL ADVISORS COMPARABLE MULTIPLE SUMMARY

GCA, in its fairness opinion, determined that the merger consideration for ISI is within or below the range of enterprise values implied by the multiples of selected comparable companies (above).  Comparable transaction and DCF analyses performed by GCA also indicate that the merger consideration is within or below the range of enterprise values implied by these analyses.

ARGYLE SECURITY
ACQUISITION CORPORATION

ISI Before

Argyle/ISI After

Argyle / ISI Transaction Yields
Immediate Positive Effects

Equity                                                                                                               $(13.0)M                           $37.0M

Current assets                                                                 $25.8M                      $32.5M

Cash*                                                                                                                  $0.4M                                       $7.0M

Bonding capacity                                             Near Capacity                                          Meets Needs

Current liabilities                                                   $19.7M                                $18.0M

Long-term debt                                                             $16.0M                            $6.0M

Interest on long-term debt $1.9M                                     $0.7M

*Assumes Maximum Shareholder Approval

Pro Forma Ownership:
Interests Well Aligned

                                7.4

                      440,288

ISI Institutional
Shareholder

                        100.0%

                5,961,307

Total

                            62.1

                3,700,046

ASAC Public Investors

                            12.4

                      739,712

ISI Management Team

                            18.1%

                1,081,261

Argyle Executives,
Directors and Affiliated
Entities

% Ownership

Shares

Holder

To Become a Leading Global

Company in the Physical

Electronic Security Industry

Argyle’s Vision

Channel Focus:  Video Surveillance, Access Control,
Perimeter/Outdoor Protection, Intrusion Protection, Fire Detection
and Threat Analysis

Market Focus:  Selected Commercial and Governmental sectors

ARGYLE SECURITY
ACQUISITION CORPORATION

Risk Analysis
Threat Analysis
Consulting
Project Management

Video

()

Intrusion

Access

Outdoor/

Perimeter

Video

Surveillance

Intrusion

Access

Outdoor

Perimeter

ISI Fits Argyle’s Vision:
Market Focused Solutions

Products + Software + Service = Solutions

Digital convergence, cost effective new technologies and growing addressable markets have positioned Argyle to offer its customers total security solutions:

Control

ISI Strongly Positioned
To Address Attractive Markets

Focus on key vertical markets/channel segments

Single source for a wide range of security solutions,
utilizing proprietary and third-party products

Strong brand equity and solid reputation with long
established customer base

Proven ability to capitalize on technological change

Deep and experienced management team with a track
record of  managing both organic and acquisition growth

Expanding ability to serve growing target market segments

ISI Services All Customers:
Public and Private Sectors

Detention

Commercial

Manufacturers

Municipal

Energy

Financial / Services

Technology

Education

Private Prison Operators

Favorable Industry Dynamics
Benefit ISI

Over-crowding of inmate populations

In 2005, state prisons operated between 1% below and 14%
above capacity, while federal prisons were 34% above
capacity

Growth in detention facilities

Private prison capacity growing at much faster rate than the
2.5 - 3.0% overall inmate growth rate

Higher unit construction costs

Growth in Commercial Sector

MCS-Commercial participates in the two fastest growing
sectors: Video Surveillance and Access Control

Growth in demand for solutions

More juveniles (Increase in crime rate and laws)

More women (Change in percentage population)

Violent sexual predators requiring special
facilities

Aging and 24/7 usage of existing facilities

Migration and relocation of population

Growth in inmate population

Aging of inmate population

Increase in illegal aliens

Retrofit demand continuing

Approximately 1,000 new
inmates per week

Correctional Market:
Summary Growth Drivers

ISI positioned to expand – new products, people, resources

Sources:  “Public Safety Performance Report,” Pew Charitable Trust, 2007

                “Correctional News,” February 2007

ARGYLE SECURITY
ACQUISITION CORPORATION

Net Change in State and Federal Prison Inmate Population from 1995-2005
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
(5,000)
(10,000)
Alabama
Alaska
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
Florida
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming
Bureau of Justice Statistics 12/6/05

Correctional Market:
Needs Exhibiting Significant Growth

ARGYLE SECURITY
ACQUISITION CORPORATION

2005 State and Federal Prison Inmate Capacity

200%
190%
180%
170%
160%
150%
140%
130%
120%
110%
100%
90%
80%
70%
60%
50%
Alabama
California
Hawaii
Illinois
Nevada
Nebraska
North Dakota
Colorado
Massachusetts
Florida
Indiana
Washington
Wisconsin
Delaware
Iowa
Montana
Ohio
Vermont
New York
North Carolina
Alaska
West Virginia
New Hampshire
Pennsylvania
New Mexico
Georgia
Kentucky
Maine
Arizona
Oregon
Wyoming
Louisiana
Maryland
Arkansas
Michigan
Missouri
Tennessee
Kansas
Minnesota
South Carolina
South Dakota
Oklahoma
Virginia
New Jersey
Rhode Island
Texas
Idaho
Utah
Mississippi

Bureau of Justice Statistics 12/6/05

Correctional Market:
Capacity At Crisis Levels

ARGYLE SECURITY
ACQUISITION CORPORATION

Detention Facilities Construction - Dollar Expenditures

$
Billions
3.5
3.4
3.3
3.2
3.1
3.0
2.9
2.8
2.7
2.6
2.5
2.4
2.3
2.2
2.1
2.0
1.9
2000
2001
2002
2003
2004
2005
2006

Correctional Market:
Strong Expenditure Cycle Expected

Source: McGraw-Hill

ISI-Detention: Ideally Situated
To Capitalize On Market Trends

ISI-Detention

60% repeat customers – primarily negotiated sales

Incremental sales from new products, such as metal wall panels

New products can double the size of a contract

Travis County: $8M  vs. $15.4M (with wall panels)

Benefits of wall panels to customer:

Increased beds/square foot

30% lighter than concrete

Speeds up construction

Lower cost than cement / concrete

Lower on-site labor (high costs / scarcity)

Economical

Benefits of wall panels to ISI:

Increases contract size without reducing margin percentage

Limits competition by size (Labor, Bonding, Ability)

Gives ISI something new to sell

Incremental sales from synergies created by depth and breadth of MCS product line

ARGYLE SECURITY
ACQUISITION CORPORATION

ONTARIO
WASHINGTON
MONTANA
NORTH DAKOTA
MINNESOTA
OREGON
IDAHO
SOUTH DAKOTA
WISCONSIN
MICHIGAN
L. Michigan
L. Ontario
NEW YORK
VT.
N.H.
MASS.
CONN.
MAINE
N.B.
WYOMING
NEBRASKA
IOWA
P. A.
NEVADA
UTAH
ILLINOIS
INDIANA
OHIO
W. VA.
VIRGINIA
UNITED STATES
CALIFORNIA
COLORADO
KANSAS
MISSOURI
KENTUCKY
TENN.
NORTH CAROLINA
S.C.
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
MISS.
ALABAMA
GEORGIA
TEXAS
LOUISIANA
FLORIDA
Gulf of Mexico
MEXICO
Straits of Florida
THE BAHAMAS

MCS-Detention:
Growing Coverage Footprint

2000

Today

ARGYLE SECURITY
ACQUISITION CORPORATION

100
90
80
70
60
50
40
30
20
10
0

Starting with a single offering, MCS-Detention has expanded and broadened its product line since 2000, making it now possible to participate in 90% of available market opportunities.

MTI

______

20%

Basic

PLC

System

______

Omron

50%

Direct

Select

System

______

Added
Allen
Bradley

65%

Basic

Functional

Groups

________

Added

GE

  80%

Enhanced

Functional

  Groups

  ________

   90%

%

Market

Opportunities

MCS-Detention:
Products Address Market Needs

2000

2006

MCS-Commercial –
Largest/Fastest Growing Division

MCS-Commercial offers security and fire alarm solutions in
five locations:

San Antonio, Austin, Dallas, Houston and Denver

Successful strategic buildup over past five years, including five acquisitions and two Greenfields

ISI's largest and fastest growing division

Over 39% of ISI's total revenues

ARGYLE SECURITY
ACQUISITION CORPORATION

MCS-Commercial
MCS-Detention
ISI-Detention
75
70
65
60
55
50
45
40
35
30
25
20
15
10
5
0
2000
2001
2002
2003
2004
2005
2006

ISI Security:
Leveraging Growth Markets

Revenues

2000-2006

$ Millions

MCS was acquired in 2000 and split into MCS-Commercial and MCS-Detention.

MCS-Commercial

Proven Strategy Based on Seven
Strategic Principles:

Offer broad range of products that provide
customers with total solutions

Cultivate strong sales relationships
focused on higher margin, negotiated
projects

Establish stringent estimating and cost
controls

Offer Best of Breed products

Focus on recurring service revenues and
repeat customers

“Control” the end user/customer

Take responsibility for building customer
relationships that will foster direct contact
with ISI

Ready for Expansion:

Strong management, currently
under-utilized, is poised to grow
business

Recent past financial performance
demonstrates proven ability to
generate profitable growth

Greater access to capital and
increased bonding capacity due to
Argyle will enable MCS-
Commercial to capture additional
sales

Carefully positioned to capitalize
on dynamically growing industry

ISI Security:
Strategically Positioned

ISI Security:
Well Formulated Growth Plan

Grow organically in all three of ISI’s business segments

Expand geographically and penetrate new channels through both organic growth and strategic acquisitions

Offer new technologies, products and solutions, utilizing the Argyle team’s broad industry access

Capitalize on greater access to capital and bonding capacity resulting from the merger

Leverage Argyle’s leadership experience in:

Developing and growing successful public companies

Gaining access to international markets

Argyle Security:
Creating A Major Global Platform

Grow business organically and through strategic
acquisitions

Capitalize on abundance of acquisition targets in today’s
fragmented global physical security industry

Leverage technology, products, channels and skill sets

Enhance and leverage valuable brands, such as ISI,
across new geographic regions and markets

Experienced Executive Team

Bob Marbut, Chairman, Co-CEO and Co-Founder, Argyle

Executive Chairman of Electronics Line 3000 LTD, an international security company listed on the Frankfurt exchange (2004 – Present)

General Partner of Argyle Global Opportunities, an investment partnership focusing on the physical electronic security industry (2001- Present)

Co-Founder, Chairman and Co-CEO of Hearst-Argyle Television,  leading a strategic buildup strategy that created the second largest independent television group (NYSE)
(1997 – 2002)

Co-Founder, Chairman and CEO of Argyle Television,  a strategic buildup that became a successful Nasdaq company (1995 -1997)

Founder and CEO of Argyle Television Holding, a $700M strategic buildup of a private television group (1993 – 1995)

President and CEO of Harte-Hanks Communications, transforming it from a family-
owned Texas newspaper company into a nationwide Fortune 500 company that, as a public NYSE company, had 50 consecutive quarters of EPS growth, compounding at
17% (1970 – 1991)

Instrumental in raising over $4B of private and public capital for a variety of companies in which he served as senior executive

Experienced Executive Team

Ron Chaimovski, Vice-Chairman, Co-CEO and Co-Founder, Argyle

Vice Chairman of Electronics Line 3000 LTD (2004 – Present)

General Partner of Argyle Global Opportunities, LLP (2001 – Present)

Israel Economic Minister to North America (1998-2001)

Founder and Chairman of Transplan Enterprises Group, an investment company specializing in technology

Former Managing Partner of Tel-Aviv based corporate law firm

Former Naval Officer – Commanding officer of a ship and Commanding officer of a flotilla

Experienced Executive Team

Sam Youngblood, CEO, ISI Security Group (17 years)

Founder, President and CEO of Adtec, Inc., a detention hardware company which was ranked as the ninth fastest growing public company in America in 1989

10-year tenure at Southern Steel, most recently as President and instrumental in turning around the company through introduction of new detention hardware product

Experienced Independent Directors

General (Ret.) Wesley Clark, Director, Argyle

Chairman and CEO of Wesley K. Clark & Associates, a business services and development firm

Chairman of Rodman & Renshaw, a full service investment bank with an active practice specializing in biotech and security

38 years of experience with the U.S. military, which included commanding NATO forces; retired as a four-star general

John J. (Chip) Smith, Director, Argyle

Director of Security for the Bank of New York, supervising a multi-national staff focusing on the investigation and prevention of fraud, as well as the physical protection of corporate assets, employees, customers and executives

24 years of experience in the US Secret Service – agent in charge of largest office
(New York)

Argyle Consultants

Mark Mellin, Financial Consultant

Former SVP and CFO of ILEX Oncology, Inc.,  a public biotech firm which was acquired for $1B

20-year tenure through 2002 with Arthur Andersen LLP, most recently as Managing
Partner in the San Antonio office

Alan Wachtel, Security Consultant

SVP of SecTecGLOBAL, Inc., a marketing firm dedicated to developing residential security business in the cable television and electrical utility sectors

22-year tenure through 2003 with Pittway Corp. (later Honeywell Security), most recently as VP, International Marketing

Former Chairman and member of various SIA committees developing security industry standards, and former Chairman of NBFAA Advisory Board developing security industry training programs

Argyle Consultants

Graham Wallis, Security Consultant

CEO of Wallis Consultancy, a management advisory firm

Former President and Director of Dedicated Micros USA Inc.

Founding member of various UK technology companies

Former President of Javelin Systems, the video security system group of Ademco
(later Honeywell)

Former President of Ferranti Semiconductors (later Plessey Semiconductors)